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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 9, 2001
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                               HAYES LEMMERZ INTERNATIONAL, INC.
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Delaware                                              1-11592                  13-3384636
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(State or Other Jurisdiction                        (Commission              (IRS Employer
of Incorporation)                                   File Number)         Identification Number)

15300 Centennial Drive, Northville, Michigan                                      48167
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 (Address of principal executive offices)                                      (Zip Code)
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Registrant's Telephone number, including area code     (734) 737-5000
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Item 5.  Other Events


    On March 9, 2001, Hayes Lemmerz International, Inc. (the "Company") entered into an amendment of its Third Amended and Restated Credit Agreement, dated as of February 3, 1999, among the Company, the several lenders from time to time parties to such Credit Agreement, Canadian Imperial Bank of Commerce, as administrative agent and co-lead arranger, Credit Suisse First Boston, as syndication agent and co-lead arranger, Merrill Lynch Capital Corporation, as co-documentation agent, and Dresdner Bank, as co-documentation agent and European swing line administrator. Pursuant to such amendment, a financial covenant regarding the Company's leverage ratio was modified and the lenders granted the Company an extension of time to deliver certain required financial projections to the lenders.

    The text of the amendment is being filed as an Exhibit to this report and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

         10.31 Amendment No. 3 and Consent, dated as of March 9, 2001, under the Third Amended And Restated Credit Agreement, dated as of February 3, 1999, among Hayes Lemmerz International, Inc., the several lenders from time to time parties to such agreement, Canadian Imperial Bank Of Commerce, as Administrative Agent and Co-Lead Arranger,, Credit Suisse First Boston, as Syndication Agent and Co-Lead Arranger, Merrill Lynch Capital Corporation, as Co-Documentation Agent, and Dresdner Bank AG, as Co-Documentation Agent and European Swing Line Administrator.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAYES LEMMERZ INTERNATIONAL, INC.

Date:  March 16, 2001                   By:  /s/ William D. Shovers
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                                                 William D. Shovers
                                                 Vice President - Finance










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                                 EXHIBIT INDEX

EXHIBIT NO.
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   10.31        Amendment No. 3 and Consent, dated as of March 9, 2001, under the Third Amended And Restated Credit Agreement, dated as of February 3, 1999, among Hayes Lemmerz International, Inc., the several lenders from time to time parties to such agreement, Canadian Imperial Bank Of Commerce, as Administrative Agent and Co-Lead Arranger, Credit Suisse First Boston, as Syndication Agent and Co-Lead Arranger, Merrill Lynch Capital Corporation, as Co-Documentation Agent, and Dresdner Bank AG, as Co-Documentation Agent and European Swing Line Administrator.